LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

November 14, 1997

Dear Shareholder:

We are pleased to report that The JPM Institutional International Bond Fund produced strong investment performance for the fiscal year ending September 30, 1997.

In a challenging investment environment, made complex by the varying economic cycles in both Europe and Japan, the Fund returned 12.52% for the year -- which compares favorably to both benchmark and competitor returns. The Fund outperformed the 12.25% return of the Salomon Brothers Non-U.S. Government Bond Index (currency hedged) for the year, and significantly outpaced its competitors, as measured by the Lipper International Income Fund Average (which returned 4.03%).

The Fund's net asset value decreased from $11.30 per share at the beginning of its fiscal year, to $8.65 by September 30, 1997, after making distributions of approximately $2.78 in income, $0.86 from short-term capital gains, and $0.11 from long-term capital gains respectively. The Fund's net assets also decreased from $13.3 million to $7.1 million. The net assets of The Non-U.S. Fixed Income Portfolio, in which the Fund invests, totaled approximately $234.3 million on September 30, 1997.

The report that follows includes an interview with Dominic Pegler, a member of the portfolio management team responsible for the Fund. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.


Sincerely yours,

/s/ Ramon de Oliveira                  /s/ Keith M. Schappert

Ramon de Oliveira                      Keith M. Schappert
Chairman of Asset Management Services  President of Asset Management Services
J.P. Morgan & Co. Incorporated         J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS. . . . .  1   FUND FACTS AND HIGHLIGHTS . . . . 6

FUND PERFORMANCE. . . . . . . . . .  2   FINANCIAL STATEMENTS  . . . . . . 8

PORTFOLIO MANAGER Q&A . . . . . . .  3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the Fund). The chart at right shows that $1,000,000 invested in the Fund on December 1, 1994* would have grown to $1,423,092 at September 30, 1997. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

[GRAPH]

GROWTH OF $1,000,000 SINCE INCEPTION*

-   JPM Institutional International Bond Fund

-   Salomon Brothers Non-U.S. Government Bond Index (currency hedged)



PERFORMANCE                                           TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                                      -----------------------      ----------------------------
                                                      THREE          SIX           ONE            SINCE
AS OF SEPTEMBER 30, 1997                              MONTHS         MONTHS        YEAR           INCEPTION*
------------------------------------------------------------------------------     ----------------------------
The JPM Institutional International Bond Fund         3.50%          7.06%         12.52%         13.26%
Salomon Brothers Non-U.S. Government
    Bond Index (currency hedged)                      3.42%          6.66%         12.25%         13.40%
Lipper International Income
    Fund Average                                      1.54%          4.05%          4.03%          9.19%




*12/1/94 -- COMMENCEMENT OF OPERATIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE SALOMON BROTHERS NON-U.S. GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with DOMINIC J. PEGLER, VICE PRESIDENT, who is a member of the portfolio management team responsible for managing THE NON-U.S. FIXED INCOME PORTFOLIO in which the Fund invests. Mr. Pegler joined J.P. Morgan (London) in 1996 after seven years at the Bank of England, serving first as an economist, and then in the Reserves Management Department, managing the U.K.'s foreign exchange reserves. His time at the Bank included a two year secondment to the Directorate of Monetary Affairs, ECCommission. Mr. Pegler holds a B.S. and M.S. in Economics from the London School of Economics (LSE). This interview was conducted on October 29, 1997, and reflects Dominic's views on that date.

THROUGHOUT THE ANNUAL REPORTING PERIOD, INTERNATIONAL BOND INVESTORS ENJOYED FAVORABLE INVESTMENT CONDITIONS. MODERATE ECONOMIC GROWTH AND LOW INFLATION HAVE KEPT INTEREST RATES LOW, AND PRODUCED VERY STRONG BOND RETURNS ACROSS ALL DEVELOPED COUNTRIES. ARE WE SEEING ANY SIGNS THAT THESE POSITIVE CONDITIONS ARE CHANGING?

DJP: During the past year, the investment environment for international fixed income markets was quite positive. The favorable tone was essentially driven by the cyclical position of different economies throughout the world. For investment purposes, we think of the world as divided into three distinct blocs:
North America, Europe, and Asia.
     To varying degrees, we believe investment conditions still remain favorable in each of these blocs. In the U.S. -- which over the past 12 months had the least compelling investment story from a fixed-income market point of view since the economy was growing so strongly -- the questions were just how much inflationary pressure would result and, more importantly, would the Federal Reserve embark on a policy of monetary constraint (of raising short-term interest rates). The consensus in the market was that the extensive restructuring in the U.S. economy made the economy better able to respond to stronger demand conditions and still maintain a lower inflation environment. So even though the Fed was looking to increase interest rates going forward, the anticipatory effect on the bond market was not so pronounced and investment conditions have remained favorable in the U.S.
     This environment carried over to the Canadian market as well because of the strong links between the U.S. and Canada. However, the investment story in Canada was much stronger since the Canadian economy was going through a period of cyclical weakness. Combining its weak economy with bond yields well below U.S. yields and extensive structural reforms, the Canadian bond market performed very strongly within a global context.
     In Europe, making the usual distinction between core-Europe -- those countries most likely to participate in the European Monetary Union (EMU) -- and "high-yield" Europe, the investment climate was extremely positive because these economies were also experiencing periods of cyclical weakness. The one economy that differed was the United Kingdom. With the exception of the U.K., official interest rates throughout Europe fell, which resulted in strong bond markets for most countries.

     To this cyclical story, we must add the impact of EMU. With this monetary union expected to begin on January 1, 1999, the key question for the market was "which countries would participate?" Likewise, the key question for the authorities in the countries that wanted to participate was "what must we do to meet the required convergence criteria? Regarding meeting the criteria, structural reforms were required. Throughout the year, many governments embarked on programs of tightening fiscal policy and easing monetary policy -- the impetus behind reducing official interest rates was very strong indeed. So we had a situation where official rates in Europe were falling markedly, which was very beneficial for bond markets.

ARE MOST INVESTORS ANTICIPATING THAT EUROPE'S MONETARY UNION WILL OCCUR ON TIME?

DJP: The answer is clearly yes. The more important question is which countries are going to participate. And the answer there is that investors are expecting more countries to participate than they were expecting 12 months ago. Italy and Spain are the main newcomers.
     Regarding the U.K., things have changed very recently in that the government is starting to be clearer about future economic policy. And the government has ruled out participation in the monetary union before the first round. They've also implied that they won't participate by 2002, either. So U.K. participation seems five years away.
     Markets, in general, have begun to act as if monetary union in January 1999 will occur. As a result, yield spreads have tightened across the board against Germany in Italy, Spain, and the U.K.

WHAT IS THE STORY IN JAPAN?

DJP: The story in Japan really hasn't changed in almost three years, as interest rates have been falling almost continuously over that period. Official rates in Japan reached around the half-percent level and have stayed there for the past 12 months or so. The feeling in the market is that rates really can't go any lower. But the big question is, with yields so low, why haven't interest rates turned up, particularly with indications of strength in the economy during the last 12 months.
     The answer lies in the weakness of the Japanese financial system. Japan has been extremely reluctant to do anything to its financial system that would harm the prospects of economic recovery. And while we and other market participants judged the strength of the real economy fairly precisely, I would say that most were wrong in judging the impact of the weakness of the financial system on the official interest rate structure -- and that's an important distinction.
     On the whole, we don't expect the Bank of Japan to raise rates and we think that the weakness of financial system will continue. Most recently, of course, we've had turbulence in world stock markets led by markets in the Far East. We think that turbulence will likely continue and that it will put pressure on the Bank of Japan to keep rates low.
     So even though Japanese yields are extremely low historically, we do not expect them to rise very much over the next 12 months, and certainly not enough to offset the yield advantage that you get by being in the Japanese market.

GOING FORWARD, WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE DEVELOPING IN THE MAJOR INTERNATIONAL BOND MARKETS? HOW ARE YOU POSITIONING THE PORTFOLIO?

DJP: Well, as we mentioned earlier, we believe that the extensive restructuring that has occurred in the U.S. economy has made it better able to respond to stronger demand conditions and still maintain a lower inflation environment. So we expect favorable conditions to continue in the U.S.
     In Europe, it appears that the easing cycle in core Europe is esentially over -- meaning that interest rates are not expected to go lower in core Europe (Germany, France, Belgium, Netherlands, Luxembourg or Austria). On a strategic, 12-month basis we intend to underweight the core European markets, and we've already started to do that.
     It's a bit different, however, for the high-yielding market sector in Europe. The main characteristic of performance in the high-yielding markets has been the convergence of their yields to Germany's. Looking at Italy, Spain, and Sweden, their yield-spreads relative to Germany tightened dramatically. Now, of course, the biggest impetus behind this phenomenon was the expectation of EMU. In particular, Spain and Italy are now likely to participate in the monetary union from the outset. This is a substantial change in the market's expectations from 12 months ago. Having said this, we feel that the convergence story has played itself out. There's simply no more room in the interest rate structure. So, going forward, we don't expect to be overweighted in this sector.
     Our one big strategic view is that the European economy should perform more strongly than in the past. Therefore on a strategic basis, we want to be underweighted in Europe as a whole and more overweighted in North America. We also look for continued economic weakness in Australia, and therefore expect that low interest rates will continue. That, plus the promise of some kind of fiscal reform by the government, should mean strong bond market performance there as oppossed to Europe, where economic activity is strengthing.
     In Japan, the recovery on the real side of the economy (that is, industrial production and export sectors) should continue. Last year, we had a bias to be tactically underweighted in Japan from time to time. But overall, this underweight to Japan detracted from the performance of the Fund. Going forward we expect to stay neutral in Japan.

WHAT DECISION, OR DECISIONS, HAVE CONTRIBUTED MOST TO THE FUND'S ANNUAL PERFORMANCE?

DJP: It has really been the country-specific decisions that have driven the Fund's performance. We got the convergence story right, and we played Canada correctly as well. The only thing that, from time to time, detracted from performance was our positions regarding Japan. But these positions weren't held for any long period of time, so overall, the Fund did quite well from our country selections throught the annual period.

FUND FACTS



INVESTMENT OBJECTIVE
The JPM Institutional International Bond Fund seeks to provide a high total return consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to international bond markets in their investment portfolios.The Portfolio's benchmark is The Salomon Brothers Non-U.S. Government Bond Index (currency hedged).


--------------------------------------------------------------------------------
INCEPTION DATE
12/1/94

--------------------------------------------------------------------------------
NET ASSETS AS OF 9/30/97
$7,126,115

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY


--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's current expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF SEPTEMBER 30, 1997

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

     JAPAN 22.6%
     UNITED KINGDOM 16.2%
     GERMANY 14.9%
     ITALY 10.3%
     SWEDEN 4.6%
     CANADA 3.4%
     FRANCE 3.3%
     SPAIN 2.6%
     OTHER 6.4%
     SHORT TERM HOLDINGS 15.7%


30-DAY SEC YIELD
4.56%


DURATION
5.4 years

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund ditributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks such as currency fluctuations and economic and political risk. Prospective investors should refer to the fund's Prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Non-U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $7,179,146
Deferred Organization Expenses                         10,201
Receivable for Shares of Beneficial Interest Sold       4,000
Receivable for Expense Reimbursements                     360
Prepaid Expenses and Other Assets                         117
                                                   ----------
    Total Assets                                    7,193,824
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                       1,980
Shareholder Servicing Fee Payable                         523
Administrative Services Fee Payable                       159
Administration Fee Payable                                 39
Fund Services Fee Payable                                   3
Accrued Expenses                                       65,005
                                                   ----------
    Total Liabilities                                  67,709
                                                   ----------
NET ASSETS
Applicable to 823,452 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $7,126,115
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $8.65
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $6,536,595
Undistributed Net Investment Income                   324,946
Accumulated Net Realized Gain on Investment           274,148
Net Unrealized Depreciation of Investment              (9,574)
                                                   ----------
    Net Assets                                     $7,126,115
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,571)                                   $ 286,927
Allocated Portfolio Expenses (Net of
  reimbursement of $1,597)                                       (26,715)
                                                               ---------
    Net Investment Income Allocated from
      Portfolio                                                  260,212
FUND EXPENSES
Professional Fees                                  $  21,320
Transfer Agent Fees                                   17,180
Registration Fees                                     20,420
Printing Expenses                                      7,740
Shareholder Servicing Fee                              5,328
Amortization of Organization Expenses                  4,701
Administrative Services Fee                            1,669
Fund Services Fee                                        214
Administration Fee                                       177
Trustees' Fees and Expenses                               76
Miscellaneous                                         22,841
                                                   ---------
    Total Fund Expenses                              101,666
Less: Reimbursement of Expenses                     (101,666)
                                                   ---------
NET FUND EXPENSES                                                     --
                                                               ---------
NET INVESTMENT INCOME                                            260,212
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      806,863
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (307,115)
                                                               ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 759,960
                                                               ---------
                                                               ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1997   SEPTEMBER 30, 1996
                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $         260,212    $         367,490
Net Realized Gain on Investment Allocated from
  Portfolio                                                  806,863              590,402
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                       (307,115)            (155,561)
                                                   ------------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                             759,960              802,331
                                                   ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       (952,055)                  --
Net Realized Gains                                          (325,360)            (179,451)
                                                   ------------------   ------------------
    Total Distributions to Shareholders                   (1,277,415)            (179,451)
                                                   ------------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold           8,877,753           12,658,600
Reinvestment of Dividends and Distributions                1,078,872              179,445
Cost of Shares of Beneficial Interest Redeemed           (15,622,643)          (4,384,337)
                                                   ------------------   ------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                       (5,666,018)           8,453,708
                                                   ------------------   ------------------
    Total Increase (Decrease) in Net Assets               (6,183,473)           9,076,588
NET ASSETS
Beginning of Fiscal Year                                  13,309,588            4,233,000
                                                   ------------------   ------------------
End of Fiscal Year (including undistributed net
  investment income of $324,946 and $747,856,
  respectively)                                    $       7,126,115    $      13,309,588
                                                   ------------------   ------------------
                                                   ------------------   ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                              FOR THE PERIOD
                                                                                             DECEMBER 1, 1994
                                                                                             (COMMENCEMENT OF
                                                     FOR THE FISCAL       FOR THE FISCAL      OPERATIONS) TO
                                                       YEAR ENDED           YEAR ENDED        SEPTEMBER 30,
                                                   SEPTEMBER 30, 1997   SEPTEMBER 30, 1996         1995
                                                   ------------------   ------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $           11.30    $           11.12    $         10.00
                                                   ------------------   ------------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                           2.21                 0.31               0.49
Net Realized and Unrealized Gain on Investment
  and Foreign Currency (Loss) Allocated from
  Portfolio                                                    (1.11)                0.95               0.78
                                                   ------------------   ------------------   ----------------
    Total from Investment Operations                            1.10                 1.26               1.27
                                                   ------------------   ------------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                          (2.78)                  --              (0.15)
Net Realized Gain                                              (0.97)               (1.08)                --
                                                   ------------------   ------------------   ----------------
    Total Distributions to Shareholders                        (3.75)               (1.08)             (0.15)
                                                   ------------------   ------------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $            8.65    $           11.30    $         11.12
                                                   ------------------   ------------------   ----------------
                                                   ------------------   ------------------   ----------------
Total Return                                                   12.52%               12.09%             12.83%(a)
                                                   ------------------   ------------------   ----------------
                                                   ------------------   ------------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $           7,126    $          13,310    $         4,233
Ratios to Average Net Assets
  Expenses                                                      0.50%                0.65%              0.60%(b)
  Net Investment Income                                         4.88%                5.28%              5.82%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                       1.91%                1.02%              1.90%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional International Bond Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund commenced operations on December 1, 1994.

The Fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a no-load, non-diversified, open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (3% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Currently, the Fund declares and pays income dividends monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $32,867. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended September 30, 1997 was to increase undistributed net investment income by $268,933 and decrease accumulated net realized gain on investment and foreign currency transactions by $268,933. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under an Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of - pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended September 30, 1997, the fee for these services amounted to $177.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and other portfolios in which the Trust and The JPM Pierpont Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended September 30, 1997, the fee for these services amounted to $1,669.

      Currently, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.65% of the average daily net assets of the Fund. For the fiscal year ended September 30, 1997, Morgan has agreed to reimburse the Fund $101,666 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the fiscal year ended September 30, 1997, the fee for these services amounted to $5,328.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $214 for the fiscal year ended September 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $27.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1997   SEPTEMBER 30, 1996
                                                   ------------------   ------------------
Shares of beneficial interest sold...............          1,035,218            1,176,106
Reinvestment of dividends and distributions......            134,038               17,074
Shares of beneficial interest redeemed...........         (1,523,512)            (396,016)
                                                   ------------------   ------------------
Net Increase (Decrease)..........................           (354,256)             797,164
                                                   ------------------   ------------------
                                                   ------------------   ------------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain convenants of the Agreement. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of September 30, 1997.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

5. SUBSEQUENT EVENT

The Fund invests in The Non-U.S. fixed Income Portfolio along with a non-U.S. fund managed by Morgan. The non-U.S. fund is scheduled to reorganize by transferring its assets to another non-U.S. fund in January 1998. The Portfolio expects to receive a substantial redemption request from the non-U.S. fund in connection with its reorganization. This redemption will not reduce the net assets of the Fund, but it will reduce the size of the Portfolio. After the redemption, the Portfolio's assets are expected to be approximately $7 million.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Institutional International Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional International Bond Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 1, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 25, 1997

The Non-U.S. Fixed Income Portfolio
Annual Report September 30, 1997
(The following pages should be read in conjuction with The JPM Institutional International Bond Fund
Annual Financial Statements)

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
CORPORATE OBLIGATIONS (20.0%)
FRANCE (2.7%)
   FRF     23,000    Household Finance Corp., 6.25% due 04/30/07......  $   3,991,026
   FRF     13,500    Societe Generale, 6.00% due 03/12/07.............      2,298,467
                                                                        -------------
                                                                            6,289,493
                                                                        -------------

GERMANY (4.7%)
  ITL   5,595,000    Bayerische Landesbank Girozentrale, 10.75% due
                       03/01/03.......................................      3,971,764
    DEM    12,000    Deutsche Pfandbriefe Hypobank, 5.625% due
                       02/07/03.......................................      6,950,562
                                                                        -------------
                                                                           10,922,326
                                                                        -------------

UNITED KINGDOM (12.6%)
   GBP      4,900    Alliance & Leicester Building Society PLC, 8.75%
                       due 12/07/06...................................      8,657,530
   GBP      1,200    Alliance & Leicester Building Society PLC, 9.75%
                       due 04/02/08...................................      2,259,540
   GBP      3,200    ASDA Group PLC, 8.375% due 04/24/07..............      5,576,358
    GBP       960    Halifax Building Society PLC, 9.375% due
                       05/15/21.......................................      1,859,971
   GBP      3,400    Imperial Chemical Industries, 7.625% due
                       08/21/07.......................................      5,626,234
   GBP      2,100    Royal Bank of Scotland PLC, 8.375% due
                       01/29/07.......................................      3,646,764
   GBP      1,000    Woolwich, 9.50% due 08/07/21.....................      1,933,431
                                                                        -------------
                                                                           29,559,828
                                                                        -------------
                         TOTAL CORPORATE OBLIGATIONS (COST
                           $46,257,894)...............................     46,771,647
                                                                        -------------
GOVERNMENT OBLIGATIONS (56.9%)
AUSTRALIA (1.1%)
    AUD     3,100    Government of Australia, 7.50% due 07/15/05......      2,452,374
                                                                        -------------

AUSTRIA (0.1%)
  JPY      25,000    Republic of Austria, 3.75% due 02/03/09..........        236,323
                                                                        -------------

CANADA (3.2%)
                     Government of Canada
    CAD     5,540      7.00% due 12/01/06.............................      4,362,153
    CAD     3,184      9.00% due 06/01/25.............................      3,103,377
                                                                        -------------
                                                                            7,465,530
                                                                        -------------

DENMARK (1.6%)
    DKK    22,000    Kingdom of Denmark, 8.00% due 03/15/06...........      3,740,944
                                                                        -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
FINLAND (2.0%)
   FIM     20,000    Republic of Finland, 9.50% due 03/15/04..........  $   4,607,835
                                                                        -------------

FRANCE (0.4%)
   FRF      5,700    Government of France, 6.00% due 10/25/25.........        941,638
                                                                        -------------

GERMANY (9.1%)
    DEM    13,470    Federal Republic of Germany, Series 93, 7.125%
                       due 12/20/02...................................      8,378,577
    DEM     8,800    Federal Republic of Germany, Series 92, 8.00% due
                       07/22/02.......................................      5,641,166
    DEM    11,650    German Unity Fund, 8.00% due 01/21/02 (2)........      7,408,110
                                                                        -------------
                                                                           21,427,853
                                                                        -------------

ITALY (9.5%)
                     Republic of Italy
  ITL  10,295,000      7.25% due 11/01/26.............................      6,408,535
  ITL  25,475,000      9.50% due 12/01/99.............................     15,884,506
                                                                        -------------
                                                                           22,293,041
                                                                        -------------

JAPAN (20.9%)
                     Government of Japan
  JPY   5,380,050      Series 187, 3.30% due 06/20/06 (2).............     49,045,649
                                                                        -------------

SPAIN (2.4%)
   ESP    767,400    Government of Spain, 7.90% due 02/28/02..........      5,680,517
                                                                        -------------

SWEDEN (4.2%)
                     Kingdom of Sweden
   SEK     25,500      6.50% due 10/25/06.............................      3,454,232
   SEK     43,200      8.00% due 08/15/07.............................      6,467,532
                                                                        -------------
                                                                            9,921,764
                                                                        -------------

UNITED KINGDOM (2.4%)
   GBP      2,970    Treasury Gilt, 8.00% due 06/07/21................      5,636,778
                                                                        -------------
                         TOTAL GOVERNMENT OBLIGATIONS (COST
                           $131,241,193)..............................    133,450,246
                                                                        -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                  SECURITY DESCRIPTION                     VALUE
------------------   -------------------------------------------------  -------------
SUPRANATIONAL OBLIGATIONS (3) (1.4%)
                     European Investment Bank
  ITL   1,700,000      10.875% due 12/14/05...........................  $   1,278,214
  ITL   2,537,000      12.20% due 02/18/03............................      1,893,763
                                                                        -------------
                         TOTAL SUPRANATIONAL OBLIGATIONS (COST
                           $2,975,598)................................      3,171,977
                                                                        -------------
SHORT-TERM INVESTMENTS (14.5%)
EURODOLLAR TIME DEPOSITS (14.4%)
                     State Street Bank & Trust Co. London
       30,000,000      5.875% due 10/01/97............................     30,000,000
        3,686,000      4.50% due 10/01/97.............................      3,686,000
                                                                        -------------
                                                                           33,686,000
                                                                        -------------

U.S. TREASURY OBLIGATIONS (0.1%)
          400,000    United States Treasury Bills 4.87% due 11/13/97
                       (2)............................................        397,550
                                                                        -------------
                         TOTAL SHORT-TERM INVESTMENTS (COST
                           $34,083,550)...............................     34,083,550
                                                                        -------------
                     TOTAL INVESTMENTS (COST $214,558,235) (92.8%)....    217,477,420
                     OTHER ASSETS IN EXCESS OF LIABILITIES (7.2%).....     16,869,452
                                                                        -------------
                     NET ASSETS (100.0%)..............................  $ 234,346,872
                                                                        -------------
                                                                        -------------

------------------------------
(1) -- Principal is in the local currency of the country in which the currency is traded, which may not be the country of origin.

(2) -- Security is fully or partially segregated as collateral for futures contracts.

(3) -- International agencies.

NOTE: Based on the cost of investments of $214,666,597 for federal income tax purposes at September 30, 1997, the aggregate gross unrealized appreciation was $3,502,544 and the aggregate gross unrealized depreciation was $691,721 resulting in net unrealized appreciation of investments of $2,810,823.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $214,558,235 )          $217,477,420
Foreign Currency at Value (Cost $2,448,065 )          2,492,629
Receivable for Investments Sold                      19,415,912
Interest Receivable                                   5,061,502
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    535,724
Variation Margin Receivable                              84,845
Prepaid Expenses and Other Assets                         2,232
                                                   ------------
    Total Assets                                    245,070,264
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     6,508,167
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  4,028,106
Advisory Fee Payable                                     69,616
Custody Fee Payable                                      50,747
Administrative Services Fee Payable                       6,031
Accrued Trustees' Fees and Expenses                         612
Administration Fee Payable                                  556
Fund Services Fee Payable                                   147
Accrued Expenses                                         59,410
                                                   ------------
    Total Liabilities                                10,723,392
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $234,346,872
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $278,071 )                                                  $ 9,753,644
EXPENSES
Advisory Fee                                       $   650,545
Custodian Fees and Expenses                            184,901
Administrative Services Fee                             57,815
Professional Fees and Expenses                          43,150
Printing Expenses                                       19,710
Fund Services Fee                                        6,587
Administration Fee                                       4,505
Trustees' Fees and Expenses                              3,543
Miscellaneous                                            1,077
                                                   -----------
    Total Expenses                                                   971,833
                                                                 -----------
NET INVESTMENT INCOME                                              8,781,811
NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $1,039,013
    net realized gain from futures contracts)       (1,925,482)
  Foreign Currency Transactions                     18,390,030
                                                   -----------
    Net Realized Gain                                             16,464,548
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments (including $206,962 net unrealized
    appreciation from futures contracts)             1,318,101
  Foreign Currency Contracts and Translation        (5,303,822)
                                                   -----------
    Net Change in Unrealized Depreciation                         (3,985,721)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $21,260,638
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1997   SEPTEMBER 30, 1996
                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       8,781,811    $      11,244,228
Net Realized Gain on Investments and Foreign
  Currency Transactions                                   16,464,548           12,170,665
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currency Translation                                    (3,985,721)           1,814,400
                                                   ------------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                          21,260,638           25,229,293
                                                   ------------------   ------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            151,112,076          116,826,143
Withdrawals                                              (83,928,855)        (262,275,340)
                                                   ------------------   ------------------
    Net Increase (Decrease) from Investors'
      Transactions                                        67,183,221         (145,449,197)
                                                   ------------------   ------------------
    Total Increase (Decrease) in Net Assets               88,443,859         (120,219,904)
NET ASSETS
Beginning of Fiscal Year                                 145,903,013          266,122,917
                                                   ------------------   ------------------
End of Fiscal Year                                 $     234,346,872    $     145,903,013
                                                   ------------------   ------------------
                                                   ------------------   ------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                                             OCTOBER 11, 1994
                                                                                             (COMMENCEMENT OF
                                                     FOR THE FISCAL       FOR THE FISCAL      OPERATIONS) TO
                                                       YEAR ENDED           YEAR ENDED        SEPTEMBER 30,
                                                   SEPTEMBER 30, 1997   SEPTEMBER 30, 1996         1995
                                                   ------------------   ------------------   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                      0.52%                0.51%              0.55%(a)
  Net Investment Income                                         4.72%                5.34%              5.73%(a)
Portfolio Turnover                                               346%                 330%               288%(b)

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30,1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Non-U.S. Fixed Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The Portfolio commenced operations on October 11, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industy or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) Portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing services, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1997
--------------------------------------------------------------------------------

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At September 30, 1997, the Portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 COST/PROCEEDS     9/30/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
British Pound 14,875, expiring 10/01/97..........  $     24,045    $    24,029   $          (16)
Canadian Dollar 6,415,037, expiring 11/12/97.....     4,640,653      4,650,984           10,331
German Mark 9,707,145, expiring 11/12/97.........     5,534,290      5,512,185          (22,105)
Italian Lira 29,500,000,000, expiring 11/12/97...    16,758,630     17,075,443          316,813
Italian Lira 900,000, expiring 10/01/97..........           523            522               (1)
Italian Lira 1,920,000, expiring 10/02/97........         1,113          1,113                0
Japanese Yen 812,000,000, expiring 11/12/97......     6,772,987      6,768,075           (4,912)
Netherlands Guilder 563,382, expiring 11/12/97...       284,741        284,014             (727)
Netherlands Guilder 9,395,969 for Finnish Markka
 25,021,467 expiring 11/12/97....................     4,746,050      4,736,721           (9,329)
Spanish Peseta 1,904,691,300, expiring
 11/12/97........................................    12,809,895     12,775,399          (34,496)

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1997
--------------------------------------------------------------------------------

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 COST/PROCEEDS     9/30/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
Spanish Peseta 238,000, expiring 10/01/97........  $      1,598    $     1,595   $          (3)
Spanish Peseta 1,156,000, expiring 10/02/97......         7,750          7,750               0
Swedish Krona 49,347,808, expiring 10/01/97......     6,516,896      6,508,167          (8,729)


SALES CONTRACTS
-------------------------------------------------
Australian Dollar 3,172,834, expiring 11/12/97...     2,322,515      2,299,902          22,613
British Pound 23,282,050, expiring 11/12/97......    36,772,210     37,543,519        (771,309)
British Pound 7,438, expiring 10/02/97...........        12,015         12,015               0
Canadian Dollar 16,959,431, expiring 11/12/97....    12,282,239     12,295,804         (13,565)
Danish Krone 25,604,578, expiring 11/12/97.......     3,721,595      3,816,848         (95,253)
French Franc 44,445,205, expiring 11/12/97.......     7,298,063      7,513,214        (215,151)
German Mark 61,394,366, expiring 11/12/97........    34,133,681     34,862,681        (729,000)
German Mark 9,707,145, expiring 10/02/97.........     5,519,188      5,496,100          23,088
Italian Lira 82,685,080,437 expiring 11/12/97....    46,620,484     47,860,488      (1,240,004)
Italian Lira 4,500,000, expiring 10/01/97........         2,614          2,608               6
Italian Lira 2,500,000,000, expiring 10/02/97....     1,449,275      1,448,729             546
Japanese Yen 6,755,932,743, expiring 11/12/97....    56,297,300     56,311,154         (13,854)
Netherlands Guilder 10,512,405, expiring
 11/12/97........................................     5,158,197      5,299,542        (141,345)
Spanish Peseta 2,946,870,655, expiring
 11/12/97........................................    19,258,013     19,765,643        (507,630)
Spanish Peseta 578,000, expiring 10/01/97........         3,890          3,875              15
Spanish Peseta 1,876,515,792, expiring
 10/01/97........................................    12,616,929     12,579,709          37,220
Swedish Krona 77,035,137, expiring 11/12/97......    10,080,188     10,175,773         (95,585)
                                                                                 --------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                $  (3,492,382)
                                                                                 --------------
                                                                                 --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1997
--------------------------------------------------------------------------------
      is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures transactions during the fiscal year ended September 30, 1997 are summarized as follows:

                                                   NUMBER OF   PRINCIPAL AMOUNT
                                                   CONTRACTS     OF CONTRACTS
                                                   ---------   ----------------
Contracts open at beginning of year..............        14    $     1,121,505
Contracts opened - long positions................       723         92,688,456
Contracts opened - short positions...............       285         32,815,778
Contracts closed - long positions................      (695)       (85,848,971)
Contracts closed - short positions...............      (217)       (25,899,749)
                                                   ---------   ----------------
Contracts open at end of year....................       110    $    14,877,019
                                                   ---------   ----------------
                                                   ---------   ----------------

      SUMMARY OF OPEN CONTRACTS AT SEPTEMBER 30, 1997

                                                                    NET UNREALIZED
                                                     NUMBER OF      APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
Ten-Year Spanish Government Note, expiring
 December 1997...................................             34    $      47,456
Ten-Year Italian Government Note, expiring
 December 1997...................................              3           10,571
Ten-Year Japan Government Note, expiring December
 1997............................................              5           68,020
                                                   --------------   --------------
Totals...........................................             42    $     126,047
                                                   --------------   --------------
                                                   --------------   --------------

                                                                     NET UNREALIZED
                                                      NUMBER OF      APPRECIATION/
                                                   CONTRACTS SHORT   (DEPRECIATION)
                                                   ---------------   --------------
Ten-Year Long Gilt, expiring December 1997.......             (68)   $    (296,209)
                                                   ---------------   --------------
                                                   ---------------   --------------

   f) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.35% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 1997, such fees amounted to $650,545.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended September 30, 1997, the fee for these services amounted to $4,505.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex -wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended September 30, 1997, the fee for these services amounted to $57,815.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $6,587 for the fiscal year ended September 30, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997 the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,300.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1997
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended September 30, 1997 were as follows:

   COST OF            PROCEEDS
  PURCHASES          FROM SALES
-----------------   ------------
$     580,308,643   $528,981,330
-----------------   ------------
-----------------   ------------

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

5. SUBSEQUENT EVENT

The Portfolio expects to receive a substantial redemption request in January, 1998 as more fully discussed in Note 5 to the Fund's Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Non-U.S. Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Non-U.S. Fixed Income Portfolio (the "Portfolio") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period October 11, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 25, 1997

THE JPM INSTITUTIONAL PRIME MONEY MARKET FUND

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

THE JPM INSTITUTIONAL SHORT TERM BOND FUND

THE JPM INSTITUTIONAL BOND FUND

THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND

THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

THE JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

THE JPM INSTITUTIONAL DIVERSIFIED FUND

THE JPM INSTITUTIONAL U.S. EQUITY FUND

THE JPM INSTITUTIONAL DISCIPLINED EQUITY FUND

THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND

THE JPM INSTITUTIONAL JAPAN EQUITY FUND

THE JPM INSTITUTIONAL ASIA GROWTH FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.



THE
JPM INSTITUTIONAL
INTERNATIONAL
BOND FUND



ANNUAL REPORT
SEPTEMBER 30, 1997